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                                                                    EXHIBIT 99.2

      LADD FURNITURE, INC. AND SUBSIDIARIES - SUPPLEMENTAL FINANCIAL DATA

      APRIL 13, 1999      CONTACT:  JOHN J. ONG, CFA       (336) 315-4049



CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (PRELIMINARY AND UNAUDITED)

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
                                                                               Quarters Ended
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In thousands, except per share data                  4/3/99          1/2/99        10/3/98         7/4/98         4/4/98
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
Net sales                                         $ 157,144         145,253        142,896        135,505        147,409
Cost of sales                                       126,973         116,713        115,160        108,173        120,733
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  Gross profit                                       30,171          28,540         27,736         27,332         26,676
Selling, general and administrative expenses         22,416          20,286         19,932         19,947         20,350
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  Operating income                                    7,755           8,254          7,804          7,385          6,326
Other deductions:
  Interest expense                                    2,048           2,123          2,220          2,371          2,584
  Other expense (income), net                           (95)             43            148            310           (126)
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                                                      1,953           2,166          2,368          2,681          2,458
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  Earnings before income taxes                        5,802           6,088          5,436          4,704          3,868
Income tax expense                                    2,205           2,377          2,117          1,835          1,508
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  Net earnings                                    $   3,597           3,711          3,319          2,869          2,360
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Net earnings per common share - basic             $    0.46            0.47           0.42           0.37           0.30
Net earnings per common share - diluted           $    0.45            0.47           0.41           0.35           0.30
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Weighted average number of common
  shares outstanding - basic                          7,840           7,831          7,831          7,812          7,760
Weighted average number of common
  shares outstanding - diluted                        7,951           7,922          8,034          8,165          7,940
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CONDENSED CONSOLIDATED BALANCE SHEETS (PRELIMINARY AND UNAUDITED)


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
Dollar amounts in thousands                               4/3/99          1/2/99         10/3/98          7/4/98          4/4/98
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
ASSETS
Current assets:
  Cash                                                  $    147             110             156              89             114
  Trade accounts receivable                               99,008          90,286          94,861          85,253          91,709
  Inventories                                            103,699          98,798         103,353         102,129          95,101
  Prepaid expenses and other current assets                8,168           8,771           7,124           9,514           8,646
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    Total current assets                                 211,022         197,965         205,494         196,985         195,570
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Property, plant and equipment                             65,408          66,297          66,189          66,406          66,255
Intangible and other assets                               70,907          72,703          73,836          74,431          76,333
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                                                        $347,337         336,965         345,519         337,822         338,158
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LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current installments of long-term debt                $  6,590           6,590           6,590           6,590          11,476
  Trade accounts payable                                  36,339          31,296          36,982          36,317          37,217
  Accrued expenses and other current liabilities          41,710          37,384          38,617          35,252          33,925
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    Total current liabilities                             84,639          75,270          82,189          78,159          82,618
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Long-term debt, excluding current installments           102,420         104,585         109,540         109,629         109,390
Deferred and other liabilities                            12,107          12,589          13,067          12,657          12,826
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    Total liabilities                                    199,166         192,444         204,796         200,445         204,834
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Total shareholders' equity                               148,171         144,521         140,723         137,377         133,324
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                                                        $347,337         336,965         345,519         337,822         338,158
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